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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 6, 2003

                       Atlas Air Worldwide Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


                Delaware                 0-25732               13-4146982
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       (State or other jurisdiction    (Commission             (IRS Employer
            of incorporation)          File Number)         Identification No.)


      2000 Westchester Avenue, Purchase, New York                 10577
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (914) 701-8000
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          (Former name or former address, if changed since last report)


                                 Atlas Air, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                    0-25732                   84-1207329
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 (State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

      2000 Westchester Avenue, Purchase, New York                 10577
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        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (914) 701-8000
                                                           --------------


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          (Former name or former address, if changed since last report)


This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.


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ITEM 5. Other Events.

Atlas Air, Inc. ("Atlas Air" or the "Company"), a wholly owned subsidiary of Atlas Air Worldwide Holdings, Inc. ("Holdings"), has entered into an amendment and waiver with its bank lenders to amend the loan agreements maintained by Atlas Air and Atlas Freighter Leasing III, Inc. and to waive certain events of default arising under the loan agreements and related aircraft leases.

In a Form 8-K filing dated November 29, 2002, the Company announced the existence of certain events of default under the loan agreements due to the Company's inability to provide financial statements for the third quarter of 2002. Pursuant to the amendment and waiver, the bank lenders agreed to waive the previously announced events of default, provided that the Company delivers the third quarter financial statements to the bank lenders on or before March 31, 2003. The bank lenders also agreed to waive the application of the financial covenants (including maintenance of a minimum level of cash and cash equivalents) contained in the loan agreements through the quarter ending March 31, 2003. Atlas Air expects to discuss financial covenant levels for the balance of 2003 with the bank lenders later in the first quarter.

In addition, the Company has agreed, among other things, to deliver to the bank lenders certain operating and business information with respect to 2003 and beyond and to pay to the bank lenders additional compensation.

Under the loan agreements, the Company was also required to make a scheduled prepayment of principal to maintain a stipulated loan to collateral value ratio. Pursuant to the amendment and waiver, the bank lenders agreed to (i) defer the scheduled prepayment from January 2, 2003 to January 27, 2003, and (ii) reduce the amount of the scheduled prepayment to $10 million in full satisfaction of the loan to value requirement for 2002.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATLAS AIR WORLDWIDE HOLDINGS, INC.



DATE: January 8, 2003
                                    By: /s/ William C. Bradley
                                        ----------------------------------------
                                    William C. Bradley
                                    Vice President and Treasurer



                                    ATLAS AIR, INC.



DATE: January 8, 2003
                                    By: /s/ William C. Bradley
                                        ----------------------------------------
                                    William C. Bradley
                                    Vice President and Treasurer